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                         SUPPLEMENT DATED JUNE 14, 2001

                                       TO

                                 iSHARES, INC.

                                   PROSPECTUS

                             DATED JANUARY 2, 2001


The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus of iShares, Inc., dated January 2, 2001.

Changes in the MSCI Indices

     Morgan Stanley Capital International Inc. (MSCI), the compiler of the benchmark indices utilized by each of the Index Funds, has announced significant methodology changes to all of its equity indices. According to MSCI, the methodology will change as follows:

 . Index constituents with free-float (generally, shares not held by affiliates) greater than 15% will be included at their actual float level, rounded up to the nearest 5%.

 . Target market coverage will be increased from the current 60% of the total market capitalization to 85% of the float-adjusted market capitalization within each industry group and within each country.

     The changes to the MSCI Indices will occur in two stages, on November 30, 2001 and May 31, 2002. MSCI has commenced publishing index constituents and their inclusion factors based on the new methodology and has announced that it will calculate and disseminate the indices that utilize the new methodology, called "Provisional Indices" beginning May 31, 2001. MSCI advises that the Provisional Indices will be calculated alongside MSCI's existing indices until May 31, 2002, on which the Provisional Indices will replace the existing indices and become the definitive MSCI Indices.

     Based on the recommendations of the Investment Adviser, the Board of Directors of iShares, Inc. has determined that it is in the best interests of each Index Fund to implement the Provisional Indices as the new benchmark indices of the Index Funds over a three-month transition period beginning June 1, 2001 and targeted for completion on August 31, 2001. During this transition period, the Investment Adviser will manage the rebalancing of each Index Fund's portfolio, consistent with the Provisional Indices, with a view to minimizing transaction costs and adverse tax consequences. After the transitions are completed, each applicable Provisional Index will become the new benchmark index by which an Index Fund will attempt to achieve its stated investment objective of seeking investment results similar to the performance of a single stock market or all of the stock markets in a geographic region, as such performance is measured by the applicable MSCI Index.

     Although the Board of Directors and the Investment Adviser believe that the transition to the Provisional Indices will be in the best interests of each Index Fund, neither iShares, Inc. nor the Investment Adviser can assure that the transition will have no adverse effects on an Index Fund. It should be noted that tracking will be adversely affected during the transition period, since each Index Fund's benchmark will not change until the transition is complete.

Changes in the Malaysian Capital Controls

     The Company understands, based on publicly available information, that the Finance Ministry of Malaysia has abolished, effective May 2, 2001, the exit levy of 10% that had applied to profits repatriated by foreign entities.
Accordingly, the iShares MSCI Malaysia (Free) Index Fund no longer will be required under the Malaysian capital controls to pay a profits levy when it sells Malaysian securities in its portfolio and repatriates the proceeds (e.g., in connection with redemptions).

     The Malaysian capital controls have been changed in significant ways since they were first adopted without warning on September 1, 1998. There can be no assurance that the Malaysian capital controls will not be changed in the future in ways that adversely affect the Fund and its shareholders.